CONSULTING AGREEMENT
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THIS  CONSULTING  AGREEMENT (the "Agreement") is made and entered into effective as of November 22, 2002 (the "Effective Date") by and between MARC DOUGLAS, (the "Consultant"), and TMI HOLDINGS, INC., a Florida corporation (the "Company").

                               W I T N E S S E T H
                               -------------------

WHEREAS, the Company desires to retain the Consultant to consult with the Company regarding strategies for development and expansion of the Company's business, including advice with respect to mergers and acquisitions; and

WHEREAS, the Consultant and the Company desire to enter into this Agreement under the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties hereto agree as follows:

1.     ENGAGEMENT.  The  Company  hereby  retains  the  Consultant,  and  the
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Consultant hereby accepts such engagement, on the terms and conditions set forth herein. During the term of this Agreement and any renewal(s) hereof (all references herein to the term of this Agreement shall be deemed to include references to all periods of renewal, if any), the Consultant shall devote such time and perform diligently such services as provided in Section 3, but shall not be required to devote any specific number of hours to such service.

2.     TERM.  The  term  of this Agreement shall be five years commencing on the
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Effective  Date  (the "Contract Term").  The Agreement will automatically expire upon  the  expiration  of  the  preceding  Contract  Term.

3.     CONSULTANT'S  SERVICES;  EXPENSES.
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     a.     During  the  term  of  this  Agreement,  the  Consultant  shall:

          i. provide consultation services to the Company for the purpose of assisting the Company in developing and expanding the business of the Company;

          ii. assist the Company in developing, studying and evaluating capital-raising and merger and acquisition proposals; and

          iii. report to the Company and perform such services as may be requested by the Company in accordance with this Agreement.

     b. The Company agrees to reimburse the Consultant for any pre-approved out-of-pocket expenses related to duties undertaken by the Consultant pursuant to this Agreement.

4.     COMPENSATION.  As  compensation for services rendered by Consultant under
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this Agreement, the Company shall pay Consultant an aggregate of $500,000, which shall be paid in five equal annual installments, commencing on the Effective Date of $100,000 each by the Company assigning to Consultant the sum of $100,000 per year each year during the term hereof of the sum due to the Company under that original Promissory Note in the original principal amount of $1,175,000 made by Thrift Ventures, Inc., to the Company, a copy of which is attached hereto as Exhibit A.

5.     TERMINATION.  This  Agreement  is non-cancelable.  This Agreement  may be
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terminated  only in the event Consultant is not available at reasonable times to perform  his  duties  hereunder.

6.     CONFIDENTIAL INFORMATION.  The Company and the Consultant understand that
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prior  to  and  during the term of this Agreement, the Company may, from time to time, make available to the Consultant, certain financial, business and other proprietary information concerning the Company's operations (collectively, "Confidential Information") and that such Confidential Information may otherwise come into the possession of the Consultant. Confidential Information includes, without limitation, information relating to the strategies, plans, assets, customers, suppliers, employees, and business activities of the Company. The Consultant agrees that all such Confidential Information furnished or disclosed to it or otherwise obtained by it will be treated as confidential and will not be disclosed or divulged by the Consultant, directly or indirectly, to any other person or entity. Confidential Information shall not include information which becomes generally available to the public other than as a direct or indirect result of a disclosure by the Consultant.

7.     INDEPENDENT  CONTRACTOR.  Nothing in this Agreement is intended nor shall
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be  construed  to  create  an employer/employee relationship, or a joint venture relationship, or to allow the Company to exercise control or direction (except as specifically set forth in the Agreement) in the manner or method by which the Consultant performs the services required under this Agreement; provided that the Consultant performs such services in a manner consistent with the standards governing such services and the provisions of this Agreement. The Consultant understands and agrees that: (a) it will not be treated as an employee of the Company for federal tax purposes; (b) it shall not by virtue of this Agreement be entitled to any of the benefits afforded to any employees of the Company, except as specifically set forth in the Agreement; and (c) it shall indemnify and hold the Company harmless from and against any and all loss or liability arising with respect to such payments, withholdings and benefits.

8.     ATTORNEYS'  FEES.  In  the event any litigation or controversy arises out
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of  or  in  connection  with  this  Agreement  between  the  parties hereto, the prevailing party in such litigation or controversy shall be entitled to recover from the other party all reasonable attorneys' fees, expenses and suit costs, including those associated with any appellate or post-judgment collection proceedings.

9.     SURVIVAL.  Notwithstanding  anything  to  the  contrary  herein,  the
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provisions  of  Sections 7, 8, and 9 shall survive any termination or expiration of  this  Agreement.

10.    NOTICES  AND  DEMANDS.  Any  notice,  request, demand, offer, payment  or
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communication  required  or  permitted  to  be  given  by  any provision of this
Agreement shall be deemed to have been delivered and given for all purposes if written and (a) if delivered personally or by courier or delivery service, at the time of such delivery, or (b) if directed by registered or certified United States mail, postage and charges prepaid, addressed to the intended recipient at the address specified below, at such time that the intended recipient or his agent signs or executes the receipt or (c) if by telefax (facsimile) at the time received by the intended recipient as evidenced by the confirmation:

     if  to  the  Consultant:     Marc  Douglas


or at any other address designated by the Consultant to the Company in writing, and

     if  to  the  Company:        TMI  Holdings,  Inc.

or at any other address and/or telefax designated by the Company to the Consultant in writing.

11.    SEVERABILITY.  If any provision of this Agreement, the deletion of  which
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would  not  adversely  affect  the  receipt of any material benefit by any party hereunder or substantially increase the burden of any party hereto, shall be held to be invalid or unenforceable to any extent, the same shall not affect in any respect whatsoever the validity or enforceability of the remainder of this Agreement.

12.    WAIVER  OR MODIFICATION.  No waiver or modification of this Agreement  of
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any  covenant, condition or limitation herein contained shall be valid unless in writing and duly executed by the party to be charged therewith. Furthermore, no evidence of any waiver or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the parties arising out of or affecting this Agreement, or the rights or obligations of any party hereunder, unless such waiver or modification is in writing and duly executed as aforesaid.

13.    ENTIRE  AGREEMENT AND ASSIGNMENT.  This Agreement constitutes the  entire
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agreement  of  the  parties  hereto  with  respect to the subject matter of this
Agreement and supersedes any and all previous agreements between the parties, whether written or oral, with respect to such matter. The parties agree that this Agreement may not be assigned by either party without the prior written consent from the other party.

14.    APPLICABLE  LAW,  BINDING  EFFECT  AND  VENUE.  This  Agreement shall  be
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construed  and  regulated  under and by the laws of the State of Florida without application of the principles of conflicts of laws. The Agreement shall inure to the benefit of and be binding upon the parties hereto and their heirs, personal representatives, successors and permitted assigns. Venue for any arbitration or action related to or arising out of this Agreement shall lie in Broward County, Florida.

15.    MULTIPLE  COPIES OR COUNTERPARTS OF THE AGREEMENT.  The original and  one
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or  more  copies of this Agreement may be executed by one or more of the parties hereto. In such event, all of such executed copies shall have the same force and effect as the executed original and all of such counterparts taken together shall have the effect of a fully executed original.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date indicated above.

                                   CONSULTANT:


                                   /s/ Marc Douglas
                                   --------------------------
                                   MARC  DOUGLAS

                                   COMPANY:

                                   TMI  HOLDINGS,  INC.

                                   /s/ John W. Meyers
                                   --------------------------
                                   By:  John W. Meyers